Exhibit 99.3 2nd Quarter Earnings Conference Call July 21, 2023

2 Second quarter 2023 overview Continue to generate consistent, sustainable long-term performance (1) Non-GAAP, see appendix for reconciliation. Key Performance Metrics 2Q23 Reported Net Income Available to Common Shareholders $556M Diluted Earnings Per Share $0.59 Total Revenue $2.0B Non-Interest Expense $1.1B Pre-Tax Pre-Provision Income(1) $846M Efficiency Ratio 56.4% Net-Charge Offs / Avg Loans 0.33% Highlights • One of the best ROATCE(1) in the peer group of 23.8% (18.1% ex. AOCI) • Estimated 2Q CET1 10.1% • Continued focus on disciplined capital allocation and risk- adjusted returns • Benefiting from strategic investments in LOBs • The Board of Directors declared a quarterly common stock dividend of $0.24 per share, a 20% increase over 2Q

3 • Avg business loans increased 1% reflecting high-quality, broad-based growth across the telecommunications, multi-family, and energy industries ▪ ~84% of 2Q business loan growth was driven by existing clients • Line commitments increased ~$1.5B while utilization decreased to 43.5% • Avg consumer loans increased 1% as growth in avg mortgage and EnerBank offset by declines in home equity and run-off exit portfolios ◦ Other Consumer includes ~4% growth in avg EnerBank loans • Expect 2023 reported ending loan balances to grow 3-4% compared to 2022 Loan growth continues $93.5 $98.1 $99.2 61.6 65.5 66.0 31.9 32.6 33.2 2Q22 1Q23 2Q23 (Ending, $ in billions) $90.7 $97.3 $98.6 59.4 64.9 65.7 31.3 32.4 32.9 2Q22 1Q23 2Q23 Loans and leases (Average, $ in billions) Business loansConsumer loans 1% 1% QoQ highlights & outlook

Deposits

Normalization occurring as expected

Deposits by Segment

(Average, $ in billions)


$139.5
2.4
10.0
41.9
85.2
$129.0
2.1
8.4
36.3
82.2
$125.5
2.2
7.4
34.9
81.0
2Q22
1Q23
2Q23

(Ending, $ in billions)


$138.3
2.3
9.5
41.5
85.0
$128.4
2.0
7.9
35.2
83.3
$127.0
2.9
7.2
35.3
81.6
2Q22
1Q23
2Q23
Consumer Bank
Corporate Bank
Wealth Mgt
Other(1)

QoQ highlights & outlook

- Deposit base remains a source of strength, balances continue to perform as expected
- $4.8B of deposit outflow in 1H23 consistent with expectations; largely from higher balance and more rate-sensitive customers across all 3 businesses
- Further diversifying funding sources - total 6/30 deposits include an additional ~$1B of deposits composed of brokered CDs & wholesale market transactions
- Corporate Bank customer liquidity under management remains solid; increasing almost 3% QoQ
- Ending total deposits are expected to be modestly lower over 2H23
- Focus on attracting and retaining a diverse and granular deposit base with high primacy, which drives loyalty & trust and supports funding stability

(1) Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, Eurodollar trade deposits, selected deposits and brokered time deposits) and includes additional wholesale funding arrangements entered into in 2Q23.

REGIONS 4

NII & margin performance

GENERATING Consistent Sustainable Long-term Performance

FTE NII and NIM
($ in millions)



$1,119
$1,430
$1,393
3.06%
4.22%
4.04%
2Q22
1Q23
2Q23
NII
NIM

NII Attribution



$1,417
$1,381

	1Q23	Market Rates[1]	Deposit Costs	Deposit Balances	Loan Balances	Days / Other	2Q23
NII		+$82M	-$82M	-$39M	+$5M	-$2M	-$36M
NIM		+24bps	-24bps	-11bps	-2bps	-5bps	-18bps

Drivers of NII and NIM

- NII -$36M, or -2.5% QoQ
- NIM -18bps to 4.04%
- Higher short-term rates overcome by deposit balance and pricing normalization
  - 2Q deposit cost = 0.83%
  - 2Q interest-bearing deposit cost = 1.33% (26% cycle-to-date beta)
- Higher long-term rates increase fixed-rate asset yields and reduce securities premium amortization[1]
- Avg loan growth of ~$1.3B in 2Q

Expectations for 3Q23 & Beyond[2]

- As Fed Funds nears a peak, NII and NIM will see declines from deposit cost normalization and forward starting swaps, offset by asset turnover at higher rates and modest loan growth
  - 3Q23 NII expected to decline ~5% vs 2Q23
  - 2023 NII expected to grow 12-14% vs 2022
- June 30th forward rates drive mid-point of FY23 range (~1 additional 0.25% Fed Funds rate hike)
- Assumes ~35% cycle-to-date int-bearing deposit beta by year-end 2023; expected to modestly exceed 35% in 2024 if market rates remain elevated

(1) Market rate impacts include contractual loan, cash, hedge and borrowings repricing; fixed asset turnover at higher market rates; securities premium amortization net discount accretion flat vs 1Q at $20M. (2) Expectations assume 06/30/2023 forward rates: upper-end Fed Funds range ends 2023 at ~5.5%; remaining 2023 avg 10-year U.S. Treasury yield 3.79%. A 2% change in the cycle-to-date beta assumption would drive +/- ~$40M to FY23 NII. A $1B change in NIB deposit balances assumption would drive +/- ~$30M to FY23 NII.

REGIONS 5

Hedging strategy update

GENERATING Consistent Sustainable Long-term Performance

Net Receive Hedge Notional[1]

(Quarterly Avg)



Swaps
Collars

(Annual Avg)



as of 6/30/2023	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	2023	2024	2025	2026	2027	2028
Swap Notional - 2Q23	$8.6B	$15.0B	$18.0B	$21.0B	$21.1B	$20.1B	$19.5B	$13.0B	$20.4B	$19.0B	$15.5B	$10.7B	$4.9B
Swap Receive Rate[2]		3.02%	3.00%	2.89%	2.89%	2.83%	2.85%	3.07%	2.86%	2.92%	2.90%	2.87%	2.81%
Collar Notional				$0.5B	$0.5B	$1.5B	$1.5B		$1.0B	$1.5B	$1.5B	$1.5B	$0.5B
as of 7/14/2023 - Since quarter-end, added $1B swaps and $500M collars													
Swap Notional - 2Q23	$8.6B	$15.0B	$18.0B	$21.0B	$21.1B	$20.1B	$19.5B	$13.0B	$20.4B	$19.0B	$16.5B	$11.7B	$5.9B
Swap Receive Rate[2]		3.02%	3.00%	2.89%	2.89%	2.83%	2.85%	3.07%	2.86%	2.92%	2.93%	2.92%	2.94%
Collar Notional[3]				$0.5B	$0.5B	$1.5B	$1.5B		$1.0B	$2.0B	$2.0B	$2.0B	$1.0B

Program Overview

- **Legacy Hedging Program:** Performed as designed, limiting NII & NIM downside during a low-rate environment
- **2021:** Completed hedge repositioning to purposely open rate exposure prior to rates rising
- **2022-23:** Added meaningful future protection at rate levels supportive of longer-term margin goals

Balance Sheet Positioning

- Retaining modest asset sensitivity given uncertainty in macroeconomic environment & deposit performance
- Constructed balance sheet profile with long-term NIM target range between 3.60% and 4.00%[4]

Current Focus

- Monitoring evolution of deposit portfolio and its effect on interest rate sensitivity
- No balance sheet trades executed in 2Q apart from transactions related to LIBOR transition
- Since quarter-end, added $1B receive-fixed swap (3.48%), and $500M collar (2% floor, 6.195% cap)
  - Opportunistically extending rate protection in 2026 and beyond
  - Reducing exposure to rate scenarios where deposit yields approach their lower bound (collars)

REGIONS 6

(1) Net receive hedge notional reflects receive-fixed asset hedges minus pay-fixed asset hedges used to manage interest rate risk. (2) Floating rate leg of swaps mostly vs overnight SOFR. (3) Collars use short interest rate caps to pay for long interest rate floors; weighted avg. floor of 1.86%, weighted avg. cap of 6.22%. (4) Range excludes any implications from potential future regulatory changes.

7 Adj. Non-Interest Income $640 $535 $576 2Q22 1Q23 2Q23 Change vs ($ in millions) 2Q23 1Q23 1Q22 Service charges $152 (1.9)% (7.9)% Card and ATM fees 130 7.4% (2.3)% Capital markets (Ex CVA/DVA) 77 2.7% (16.3)% Capital markets - CVA/DVA (9) 72.7% (145.0)% Wealth management income 110 (1.8)% 7.8% Mortgage income 26 8.3% (44.7)% Non-interest income (1) Non-GAAP; see appendix for reconciliation. • Expect full-year 2023 adjusted total revenue to be up 6-8% compared to 2022 QoQ outlook Total revenue outlook • Rolled out new Overdraft Grace period feature in late 2Q23; Expect FY23 service charges of ~$575M • Card & ATM Fees increased driven by seasonally higher spend and transaction volume • Total capital markets income increased $26M; ex. CVA/DVA increased 3% driven primarily by growth in real estate capital markets partially offset by declines in M&A fees, debt underwriting and loan syndication income ◦ ($9M) CVA/DVA adjustment reflecting spread tightening during the quarter; $24M improvement vs. 1Q ◦ Expect 3Q23 capital markets revenue in $60-$80M range ex. CVA/DVA Non-Interest Income $640 $534 $576 2Q22 1Q23 2Q23 ($ in millions) ($ in millions) (1)

Non-interest expense

GENERATING Consistent Sustainable Long-term Performance

Non-Interest Expense
($ in millions)



$948
$1,027
$1,111
53.9%
52.3%
56.4%
2Q22
1Q23
2Q23
Non-interest expense
Efficiency ratio

Adj. Non-Interest Expense[1]
($ in millions)



$954
$1,025
$1,110
54.2%
52.2%
56.4%
2Q22
1Q23
2Q23
Adjusted non-interest expense[1]
Adjusted efficiency ratio[1]

Adj. Non-Interest Expense[1][2]
($ in millions)



2.3% CAGR
$3,387
$3,419
$3,434
$3,443
$3,541
$3,698
$3,886
2016
2017
2018
2019
2020
2021
2022

QoQ highlights & outlook

- Non-interest expense increased ~8% on a reported and adjusted basis[1]; Ex. incremental $82M associated with check fraud in 2Q, NIE remained stable vs. 1Q
  - Effective counter measures in place, fraud losses have returned to normalized levels
- Salaries & benefits decreased ~2% due to lower payroll taxes and 401(k) expense, partially offset by a full quarter of merit and higher headcount
- 2H23 quarterly base FDIC assessment expected to remain at 2Q23 level; special assessment of ~$111M expected to be incurred in 2H23 when NPR becomes final (assumes adopted as drafted; is not included in FY expense guide)
- Continuing to prudently manage expenses with recent focus of optimizing square footage; Entered into an agreement to sell two of our largest operation centers in 2Q
- FY23 pension-related expense will increase Other NIE ~$40M attributable to increased interest cost due to higher rates & lower return on plan assets driven by changes in asset allocation
- Expect full-year 2023 adjusted non-interest expense to increase ~6.5% compared to 2022
- Expect to generate positive adjusted operating leverage in 2023

(1) Non-GAAP; see appendix for reconciliation. (2) Adjusted NIE in 2020-2022 were impacted by 2Q20 acquisition of Ascentium Capital and 4Q21 acquisitions of EnerBank, Sabal Capital Partners, and ClearSight Advisors.

REGIONS 8

9 • Credit performance continues to normalize as expected • 2Q annualized NCOs totaled 33 bps • 2Q NPLs decreased while business services criticized loans and total delinquencies both increased • 2Q ACL/Loans ratio increased slightly; total ACL increase attributable to normalizing credit, economic outlook changes, and loan growth ◦ ACL on Office Portfolio increased to 2.7%; single office loan on non-performing status is paying as agreed. Continue to feel good about composition of Office Portfolio • Expect full-year 2023 NCOs to be ~35 bps; Expect to return to historical through-the-cycle annual NCOs range of 35-45 bps in 2024 Non-Performing Loans (NPLs) Asset quality Underlying credit performance continues to normalize as expected ($ in millions) ($ in millions) Allowance for Credit Losses (ACL) $1,514 $1,596 $1,633 1.62% 1.63% 1.65% 410% 288% 332% ACL ACL/Loans ACL/NPLs 2Q22 1Q23 2Q23 $38 $83 $81 2Q22 1Q23 2Q23 0.17% 0.35% 0.33% $369 $554 $492 0.39% 0.56% 0.50% NPLs - excluding LHFS NPL/Loans 2Q22 1Q23 2Q23 Net charge-offs ($ in millions) Net Charge-Offs Net Charge-Offs Ratio

Capital and liquidity

GENERATING Consistent Sustainable Long-term Performance

Tier 1 capital ratio[1]



10.6%
11.2%
11.4%
2Q22
1Q23
2Q23

Loan-to-deposit ratio[2]



68%
76%
78%
2Q22
1Q23
2Q23

Common equity Tier 1 ratio[1]



9.2%
9.9%
10.1%
2Q22
1Q23
2Q23

QoQ Highlights & Outlook

- Common Equity Tier 1 (CET1) ratio[1] increased to 10.1%, reflecting solid capital generation through earnings partially offset by modest loan growth, as well as common & preferred stock dividends
- From 4Q23 through 3Q24, the preliminary Stress Capital Buffer will remain at 2.5%
- Given current macro-economic conditions & regulatory uncertainty, anticipate continuing to manage CET1 at or modestly above 10% over the near term
- In 2Q, Regions declared $187M in common dividends; executed no share repurchases
- In July, the Board of Directors declared a quarterly common stock dividend to $0.24 per share, a 20% increase over 2Q
- Total primary liquidity (TPL) as of 6/30 was ~$38.5B[3] from readily available sources; TPL including BTFP and Discount Window was ~$53B[3]

(1) Current quarter ratios are estimated. (2) Based on ending balances. (3) This includes a $1.9B Bank Term Funding Program par vs. market value benefit.

REGIONS 10

2023 expectations

GENERATING Consistent Sustainable Long-term Performance

FY 2023 Expectations	
Total Adjusted Revenue (from adjusted 2022 of $7,165)[1][2][3]	up 6-8%
Adjusted Non-Interest Expense (from adjusted 2022 of $3,886)[1][2]	up ~6.5%
Adjusted Operating Leverage[1][2]	positive
Ending Loans (from ending 2022 of $97,009)	up 3-4%
Ending Deposits (from ending 6/30/23 of $126,959)	modestly lower over 2H23
Net Charge-Offs / Average Loans	~35 bps
Effective Tax Rate	21-22%

SOUNDNESS PROFITability GROWTH

Expectations for 3Q23 & Beyond

- 3Q23 NII expected to decline ~5%[3] QoQ; 2023 NII expected to grow 12-14%[3] vs 2022
- Rolled out new Overdraft Grace period feature in late 2Q23; Expect FY23 service charges of ~$575M
- Expect 3Q23 capital markets revenue in $60-$80M range ex. CVA/DVA
- Expect to return to historical through-the-cycle annual NCOs range of 35-45 bps in 2024
- Given current macro-economic conditions & regulatory uncertainty, anticipate continuing to manage CET1 at or modestly above 10% over the near term

(1) Non-GAAP, see appendix for reconciliation. (2) The reconciliation with respect to forward-looking non-GAAP measures is expected to be consistent with actual non-GAAP reconciliations included in the attached appendix or in previous filings with the SEC. (3) Expectations assume 06/30/2023 forward rates: upper-end Fed Funds range ends 2023 at ~5.5%; remaining 2023 avg 10-year U.S. Treasury yield 3.79%. A 2% change in the cycle-to-date beta assumption would drive +/- ~$40M to FY23 NII. A $1B change in NIB deposit balances assumption would drive +/- ~$30M to FY23 NII.

REGIONS 11

12 Appendix

13 Selected items impact Second quarter 2023 highlights (1) Non-GAAP, see appendix for reconciliation. (2) Based on income taxes at an approximate 25% incremental rate. (3) Items impacting results or trends during the period, but are not considered non-GAAP adjustments. NM - Not Meaningful ($ amounts in millions, except per share data) 2Q23 QoQ Change YoY Change Net interest income $ 1,381 (2.5)% 24.6% Provision for (benefit from) credit losses 118 (12.6)% 96.7% Non-interest income 576 7.9% (10.0)% Non-interest expense 1,111 8.2% 17.2% Income before income taxes 728 (7.7)% (1.6)% Income tax expense 147 (16.9)% (6.4)% Net income 581 (5.1)% (0.3)% Preferred dividends 25 4.2% NM Net income available to common shareholders $ 556 (5.4)% (0.4)% Diluted EPS $ 0.59 (4.8)% —% Summary of second quarter results (amounts in millions, except per share data) 2Q23 Pre-tax adjusted items(1): Branch consolidation, property and equipment charges $ (1) Total pre-tax adjusted items(1) $ (1) Diluted EPS impact(2) $ — Additional selected items(3): Provision (in excess of) less than net charge-offs $ (37) Capital markets income (loss) - CVA/DVA (9) Residential MSR net hedge performance (4) Incremental operational losses related to check fraud (82)

Investments in our businesses

GENERATING Consistent Sustainable Long-term Performance

Investments in talent, technology and strategic acquisitions continue to pay off

CORPORATE

Treasury Management client base grew 9% YoY[1]; Customer penetration exceeding industry benchmark

Clearsight Q2 YTD revenue up 5% vs 2022 Q2 YTD; finalized Sabal marketing & brand transition to Regions Real Estate Capital Markets

Recruited high quality talent in Regions Business Capital as part of the ABL growth strategy initiative

Continued to focus on Small Business: Ascentium Capital loan production up 4% vs 1H22; SBA booked loan volume up 30% vs 2Q22

Initiative to streamline credit operations successfully creating consistency & driving faster response times

CONSUMER

Mobile users increased 6.7% YoY

Industry leading Customer Satisfaction

EnerBank generating high quality loans, 784 average FICO for loans originated in 2Q23

Improved closing time on home equity products; 24% improvement in turn times vs 2Q22

Acquired rights to service ~$23B in mortgage loans through combination of bulk and flow deals during last 18 months

1st in VISA Power Score for 37 consecutive quarters on Debit

Continue to grow net consumer checking accounts

WEALTH

Increase in revenue per quality relationship[2] of 5%

Focused efforts around retention and development of talent by leading with clarity and confidence, realizing a 130 bps reduction in the resignation rate

Implementation of Wealth Client IQ in Institutional Services, resulting in 18% growth in YoY sales production

Investment Services average monthly revenue up 23%, over 1H22

Streamlined product offering enabling us to meet the needs of high-net-worth clients and prepare for transition to new core system

REGIONS 14

(1) May '22 - May '23 (2) Quality Relationships defined as having a cumulative $500K in loans, deposits and IM&T accounts, revenue per Quality Relationship measured over TTM, May '23 vs Dec '22.

Treasury Management

Enabling our clients to optimize cash flow and manage risk with a comprehensive & competitive suite of Treasury Management solutions

GENERATING Consistent Sustainable Long-term Performance

Steadily Growing our Treasury Management Business

- **+13%** Treasury Management Revenue[(1)]
- **+9%** Portfolio of Treasury Management Clients[(2)]
- **+13%** Digital, Payment & Integrated Services Revenue[(3)]
- **+29%** Global Trade Services Dollar Volume[(4)]

Earning Recognition for Excellence in Global Trade Finance

EXIM — EXPORT-IMPORT BANK OF THE UNITED STATES

- 2022 Deal of the Year
- Lender of the Year (2021)
- Highest Delegated Lender Authority
- EX-IM Medium Term Note Financing

SBA

- Export Working Capital Lender of the Year (2022 & 2019)
- #1 SBA Export Lender for 4 Consecutive Years
- Export Working Capital Preferred Lender

Continually Investing in Technology & Talent

- Delivering capabilities in line with our **"Build/Partner/Invest"** strategy
- Expanding client access via **enhanced digital solutions** and **expanded self-service capabilities**
- Providing additional **online and mobile functionality**
- Launching new **cash flow management tools** and leveraging **APIs**, including new **secure connectivity tools for companies' enterprise systems**
- Enhancing **fraud mitigation** resources
- Simplifying **business travel management** with new Commercial Pay solution
- Adding **Treasury Management sales talent** in core & expansion markets as well as product & support functions
- Expanding support for subsidiaries of international corporations operating in the U.S. by launching the **International Subsidiaries Banking group**

REGIONS 15

(1) YTD Treasury Management Revenue Growth, June '22 to June '23. (2) YoY Client Growth, May '22 to May '23. (3) YoY Digital, Payments & Integrated Revenue, June '22 to June '23 (4) YoY Trade Services Dollar Volume Growth, May '22 to May '23.

16 2.19 2.36 2.52 2Q21 2Q22 2Q23 2.28 2.99 3.85 2Q21 2Q22 2Q23 159 159 174 2Q21 2Q22 2Q23 21.4% 22.2% 23.6% 32.2% 32.2% 31.9% 46.4% 45.6% 44.5% 2Q21 2Q22 2Q23 88.7 82.7 99.6 75.4 65.9 79.1 13.3 16.8 20.5 Deposits Lending 2Q21 2Q22 2Q23 68% 71% 74% 32% 29% 26% 2Q21 2Q22 2Q23 Growth in digital Mobile Banking Log-Ins (Millions) Customer Transactions(2)(3) Deposit Transactions by Channel Active Users (Millions) Digital Sales (Accounts in Thousands)(1) Digital Non-Digital Mobile ATMBranch (1) Digital sales represent deposit accounts opened and loans booked. (2) Digital transactions represent online and mobile only; Non-digital transactions represent branches, contact centers and ATMs. (3) Transactions represent Consumer customer deposits, transfers, mobile deposits, fee refunds, withdrawals, payments, official checks, bill payments, and Western Union. Excludes ACH and Debit Card purchases/refunds. (4) Includes cross-channel sales capabilities through digital banker dashboard applications launched across our footprint at the end of 2Q21. +69% +10% 22% 21% 27% 76% 77% 71% 2% 2% 2% 2Q21 2Q22 2Q23 Digital BranchContact Center Consumer Checking Sales by Channel(4) Mobile Banking Mobile App Rating Zelle Transactions (Millions)Sales and TransactionsDigital Usage +12% +15%

Securities portfolio provides downside rate protection / liquidity

GENERATING
Consistent Sustainable
Long-term Performance

- Portfolio constructed to protect against changes in market rates
    - Duration of 4.7 years as of 6/30/2023 provides offset to long-duration deposit book
    - Portfolio is fully extended
    - ~34% of securities in the portfolio are bullet-like (CMBS, corporate bonds, agency bullets, and USTs)
    - MBS mix concentrated in less sensitive prepayment collateral types: lower loan balances, seasoning, and state-specific geographic concentrations
- 96% US Government or Agency guaranteed
    - $1.1B high quality, investment grade corporate bond portfolio is short-dated (2.2 year duration) and well diversified across sectors and issuers
    - The Agency CMBS portfolio is guaranteed by government agencies and is collateralized by mortgage loans on multifamily properties
- 97% classified as Available-for-Sale
- Pre-Tax unrealized losses on AFS Securities expected to decline ~25% by year end 2024 and ~39% by year end 2025[2]

Securities portfolio composition[1]



Corporate Bonds
4%
Agency/UST
8%
Non-Agency CMBS
—%
Agency CMBS
28%
$28.1B
Agency MBS
60%

Pre-Tax AFS Unrealized Losses[2]

% Represents Cumulative Decline



$—
$(2)
$(4)
-10%
-25%
-39%
06/30/23
YE 2023
YE 2024
YE 2025

(1) Includes AFS securities, the $3.3B unrealized AFS loss, and $777M HTM securities as of 6/30/2023 (excludes $59.5M unrealized HTM loss)
(2) $ in Billions. Estimated, using market forwards and portfolio as of 6/30/2023

REGIONS 17

Higher Risk Industry Segments

(Outstanding balances as of June 30, 2023)

GENERATING Consistent Sustainable Long-term Performance

Business Services High Risk Segments						
Portfolio ($ in millions)	BAL$[1]	% of Total Loans	NPL	NPL/Loans	ACL	ACL/Loans
Consumer Discretionary Goods *Retail Trade & Consumer Manufacturing*	$1,904	1.9%	$15	0.8%	$39	2.1%
Freight Transportation *Transportation & Warehousing*	1,030	1.0%	17	1.6%	41	4.0%
Healthcare *Goods and Services & Facilities*	1,693	1.7%	24	1.5%	68	4.0%
Office	***1,770***	***1.8%***	***51***	***2.9%***	***48***	***2.7%***
Senior Housing *Offices of Physicians & Other Health Practitioners*	1,387	1.4%	48	3.4%	51	3.7%
Total High Risk Segments	**$7,784**	**7.9%**	**$155**	**2.0%**	**$247**	**3.2%**

Ongoing Portfolio Surveillance

- **Consumer Discretionary:** Impacted by rotation away from pandemic driven spending on housing related goods; consumers are increasingly price sensitive and risks are rising as tighter monetary policies exert their full impact on consumers.
- **Freight Transportation:** Concerns limited to smaller trucking firms operating in the spot market. At the close of 1H23 the market appears to have found a demand floor, though there is no strong evidence that spot rates will sustain their upward trend beyond the typical summer seasonality bump.
- **Healthcare:** The sector has experienced negative risk migration over the last year primarily due to rising costs (labor, goods, lack of pricing power related to insurance reimbursements); financial sponsors have aggressively consolidated fragmented healthcare sub-sectors, fueling higher leverage.
- **Senior Housing:** Senior living occupancy marked eight consecutive quarters of increases in the second quarter, but pre-pandemic levels remain elusive.

- Office: As defined by CoStar[2], office secured loan commitments consists of 91% Class A and 9% Class B property types
  - WA LTV ~58.80% (based on appraisal at origination or most recent received); Sensitized WA LTV ~80.55% using GreenStreet[3]
  - 62.7% of secured committed exposure is located in the Sunbelt of which 89.8% is Class A.
  - 74% of secured committed exposure is in Suburban locations with 26% in Urban
  - Average property leasing status for maturing office loans (next 12 months) is ~91.3% (~89.5% Occupancy)
  - 38% of secured committed exposure is Single-Tenant
  - Single loan on NPL status paying as agreed

(1) Amounts exclude PPP loans and Held For Sale loans. (2) CoStar is an industry leader in CRE data & analytics. CoStar data as of March 31, 2023 (3) GreenStreet Commercial Property Price Index as of June 6, 2023 - change in commercial property value for business office at a 27% discount.

REGIONS 18

Commercial Real Estate[1]

GENERATING Consistent Sustainable Long-term Performance

Highly Diversified Total IRE Portfolio

(including Unsecured CRE)



Res. Homebuilders 6.2%
Commercial Land 0.1%
Other 4.3%
Hotel 5.9%
Healthcare 8.3%
Retail 9.2%
Residential Land 0.5%
Business Offices 11.3%
Diversified 14.6%
Condo 0.1%
Industrial 14.3%
Apartments 25.2%
$15.7B

Yearly IRE Loan Maturities



21%
31%
26%
12%
7%
3%
2H23
2024
2025
2026
2027
>5years

REITs within Total:



Apartments 7%
Business Offices 5%
Diversified 24%
Hotel 13%
Industrial 21%
Other 10%
Retail 20%
$5.4B

		$ in billions	% of Total Loans
Unsecured CRE *(incl. REITS)*	$	7.04	7.1 %
IRE		8.63	8.7 %
Total[2]	**$**	**15.67**	**15.8 %**

Key Portfolio Metrics

- Unsecured loans for RE purposes generally have low leverage, with strong access to liquidity
  - 70% of REITs are investment grade or mapped to IG risk rating (provide loss insulation to overall portfolio)
  - Balance of remaining unsecured is primarily to institutional RE Funds backed by predominantly IG sponsors
- Business Offices secured = ~90% / unsecured = ~10%
- Total IRE Construction, Land, and Acq. & Dev. to total loans remains low at 2.2%
- Total IRE (incl unsec. CRE) to Risk Based Capital[3]: 116% and Construction, Land, and Acq. & Dev. to Risk Based Capital: 23% are well below supervisory limits (300%/100%)

(1) Outstanding balances as of 06/30/2023. (2) Excludes $5.1 billion of Owner-occupied CRE whose source of repayment are individual businesses, and whose credit performance resembles Commercial during periods of stress. (3) Based off 5/31/2023 Risk Based Capital estimate. Supervisory limits in the December 2006 joint regulatory issuance "Guidance on Concentrations in Commercial Real Estate Lending, Sound Risk Management Practices".

REGIONS 19

20 $1,596 $15 $15 $7 $1,633 Allowance for credit losses waterfall 06/30/2023 • 2Q allowance increased $37M compared to the prior quarter, resulting in a $118M provision expense • Key drivers of the net increase in ACL: ◦ Increased qualitative ACL due to elevated risk in Business Offices and Apartments ◦ Moderate weakening in the economic scenario primarily due to interest rate hikes and the expectation that rates will remain elevated for longer ◦ Continued credit quality normalization ◦ Growth in low-risk products with balance runoff in higher-risk products QoQ highlights ($ in millions) 03/31/2023 Qualitative Changes Economic Changes Loan Growth / Portfolio Changes

21 Pre-R&S period 2Q2023 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 4Q2024 1Q2025 2Q2025 Real GDP, annualized % change 1.2% 0.9% 0.9% 1.2% 1.1% 1.2% 1.3% 1.4% 1.6 % Unemployment rate 3.5% 3.6% 3.8% 3.9% 4.1% 4.2% 4.3% 4.3% 4.2 % HPI, year-over-year % change (1.1) % (3.1) % (4.1) % (4.8) % (3.1) % 0.3% 2.1% 2.9% 3.3 % CPI, year-over-year % change 4.0% 3.4% 3.1% 2.8% 2.7% 2.5% 2.2% 2.1% 2.1 % Base R&S economic outlook (as of June 2023) • A single, base economic forecast represents Regions’ internal outlook for the economy over the reasonable & supportable forecast period. • Economic uncertainty is accounted for through qualitative adjustments to our modeled results. • Management considered alternative internal and external forecasts to establish appropriate qualitative adjustments. Final qualitative adjustments included consideration of the allowance's sensitivity to economic uncertainties that reflected a 15-20% increase in the unemployment rate

22 As of 6/30/2023 As of 12/31/2022 (in millions) Loan Balance ACL ACL/Loans Loan Balance ACL ACL/Loans C&I $52,300 $677 1.29% $50,905 $628 1.23 % CRE-OO mortgage 4,797 106 2.21% 5,103 102 2.00 % CRE-OO construction 292 7 2.31% 298 7 2.29 % Total commercial $57,389 $790 1.38% $56,306 $737 1.31 % IRE mortgage 6,500 138 2.12% 6,393 114 1.78 % IRE construction 2,132 32 1.50% 1,986 28 1.38 % Total IRE $8,632 $170 1.97% $8,379 $142 1.69 % Residential first mortgage 19,755 104 0.52% 18,810 124 0.66 % Home equity lines 3,313 78 2.34% 3,510 77 2.18 % Home equity loans 2,425 24 1.00% 2,489 29 1.17 % Consumer credit card 1,231 127 10.33% 1,248 134 10.75 % Other consumer- exit portfolios 416 31 7.58% 570 39 6.80 % Other consumer 6,030 309 5.13% 5,697 300 5.28 % Total consumer $33,170 $673 2.03% $32,324 $703 2.18 % Total $99,191 $1,633 1.65% $97,009 $1,582 1.63 % Allowance allocation

23 All Other Commercial 3.6% Investor Real Estate 13.1% Financial Services 10.7% CRE Unsecured, including REITs 10.7% Govt. Education 10.0% Consumer Services 8.8% Technology Services 8.5% Manufacturing 7.8% Energy 2.7% Agriculture 0.4% Utilities 4.6% Business Services 7.7% Distribution 6.6% Healthcare 4.8% Well positioned for next downturn $66.0B Highly Diversified Business Portfolio(1) (1) Balances as of 06/30/2023. (2) CRE Unsecured consists 74% of REITs. (2)

24 Consumer lending portfolio statistics • Avg. origination FICO 764 • Current LTV 53% • 98% owner occupied • Avg. origination FICO 778 • Current LTV 34% • 67% of portfolio is 1st lien • Avg. loan size $34,791 • $79M to convert to amortizing or balloon during 2023 • Avg. origination FICO 762 • Avg. new loan $12,899 • 2Q23 Yield 7.91% • Avg. origination FICO 755 • 2Q23 Yield 6.31% • 2Q23 QTD NCO 2.56% • Avg. origination FICO 770 • Avg. new line $8,820 • 2Q23 Yield 15.10% • 2Q23 QTD NCO 3.38% 3% 5% 4%5% 12% 6% 8% 17% 10% 81% 64% 77% 3% 2% 3% Cons R/E secured Cons non-R/E secured Total consumer Not Available Above 720 620-680 Below 620 681-720 Consumer FICO Scores(1) (1) Refreshed FICO scores as of 06/30/2023. (2) Other Consumer consists primarily of EnerBank and Direct portfolios. Residential Mortgage Consumer - Exit Portfolios Consumer Credit Card Home Equity Other Consumer(2)

25 Management uses computations of earnings and certain other financial measures, which exclude certain adjustments that are included in the financial results presented in accordance with GAAP, to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Adjusted non-interest income (non-GAAP) and adjusted non-interest expense (non-GAAP) are used to determine adjusted pre-tax pre-provision income (non-GAAP). Net interest income (GAAP) on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Net loan charge-offs (GAAP) are presented excluding adjustments to arrive at adjusted net loan-charge offs (non-GAAP). Adjusted net loan charge-offs as a percentage of average loans (non-GAAP) are calculated as adjusted net loan charge-offs (non-GAAP) divided by average loans (GAAP) and annualized. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Tangible common stockholders’ equity and return on average tangible common shareholders' equity (ROATCE) ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity measure. Because tangible common stockholders’ equity and ROATCE are not formally defined by GAAP or prescribed in any amount by federal banking regulations they are currently considered to be non-GAAP financial measures and other entities may calculate them differently than Regions’ disclosed calculations. Adjustments to shareholders' equity include intangible assets and related deferred taxes and preferred stock. Additionally, adjustments to ROATCE include accumulated other comprehensive income. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes selected items does not represent the amount that effectively accrues directly to stockholders. Management and the Board of Directors utilize non-GAAP measures as follows: • Preparation of Regions' operating budgets • Monthly financial performance reporting • Monthly close-out reporting of consolidated results (management only) • Presentation to investors of company performance • Metrics for incentive compensation Non-GAAP information

26 Non-GAAP reconciliation Non-interest expense Twelve Months Ended December 31 ($ amounts in millions) 2022 2021 2020 2019 2018 2017 2016 Non-interest expense (GAAP) $ 4,068 $ 3,747 $ 3,643 $ 3,489 $ 3,570 $ 3,491 $ 3,483 Adjustments: Contribution to Regions Financial Corporation foundation — (3) (10) — (60) (40) — Professional, legal and regulatory expenses (179) (15) (7) — — — (3) Branch consolidation, property and equipment charges (3) (5) (31) (25) (11) (22) (58) Expenses associated with residential mortgage loan sale — — — — (4) — — Loss on early extinguishment of debt — (20) (22) (16) — — (14) Salary and employee benefits—severance charges — (6) (31) (5) (61) (10) (21) Acquisition expense — — (1) — — — — Adjusted non-interest expense (non-GAAP) $ 3,886 $ 3,698 $ 3,541 $ 3,443 $ 3,434 $ 3,419 $ 3,387

27 Non-GAAP reconciliation Pre-tax pre-provision income (PPI) Quarter Ended ($ amounts in millions) 6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 2Q23 vs. 1Q23 2Q23 vs. 2Q22 Net income available to common shareholders (GAAP) $ 556 $ 588 $ 660 $ 404 $ 558 $ (32) (5.4) % $ (2) (0.4) % Preferred dividends (GAAP) 25 24 25 25 25 1 4.2% — NM Income tax expense (GAAP) 147 177 187 133 157 (30) (16.9) % (10) (6.4) % Income before income taxes (GAAP) 728 789 872 562 740 (61) (7.7) % (12) (1.6) % Provision for (benefit from) credit losses (GAAP) 118 135 112 135 60 (17) (12.6) % 58 96.7 % Pre-tax pre-provision income (non-GAAP) 846 924 984 697 800 (78) (8.4) % 46 5.8 % Other adjustments: Securities (gains) losses, net — 2 — 1 — (2) (100.0) % — NM Leveraged lease termination gains, net — (1) — — — 1 100.0% — NM Insurance proceeds — — (50) — — — NM — NM Branch consolidation, property and equipment charges 1 2 5 3 (6) (1) (50.0) % 7 116.7 % Professional, legal and regulatory expenses — — — 179 — — NM — NM Total other adjustments 1 3 (45) 183 (6) (2) (66.7) % 7 116.7 % Adjusted pre-tax pre-provision income (non-GAAP) $ 847 $ 927 $ 939 $ 880 $ 794 $ (80) (8.6) % $ 53 6.7 % NM - Not Meaningful

Non-GAAP reconciliation

NII, non-interest income/expense, and efficiency ratio

GENERATING Consistent Sustainable Long-term Performance

($ amounts in millions)		Quarter Ended 6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	2Q23 vs. 1Q23		2Q23 vs. 2Q22	
Non-interest expense (GAAP)	A	$ 1,111	$ 1,027	$ 1,017	$ 1,170	$ 948	$ 84	8.2 %	$ 163	17.2 %
Adjustments:										
Branch consolidation, property and equipment charges		(1)	(2)	(5)	(3)	6	1	50.0 %	(7)	(116.7)%
Professional, legal and regulatory expenses		—	—	—	(179)	—	—	NM	—	NM
Adjusted non-interest expense (non-GAAP)	B	$ 1,110	$ 1,025	$ 1,012	$ 988	$ 954	$ 85	8.3 %	$ 156	16.4 %
Net interest income (GAAP)	C	$ 1,381	$ 1,417	$ 1,401	$ 1,262	$ 1,108	$ (36)	(2.5)%	$ 273	24.6 %
Taxable-equivalent adjustment		12	13	13	12	11	(1)	(7.7)%	1	9.1 %
Net interest income, taxable-equivalent basis	D	$ 1,393	$ 1,430	$ 1,414	$ 1,274	$ 1,119	$ (37)	(2.6)%	$ 274	24.5 %
Non-interest income (GAAP)	E	576	534	600	605	640	42	7.9 %	(64)	(10.0)%
Adjustments:										
Securities (gains) losses, net		—	2	—	1	—	(2)	(100.0)%	—	NM
Leveraged lease termination gains		—	(1)	—	—	—	1	100.0 %	—	NM
Insurance Proceeds		—	—	(50)	—	—	—	NM	—	NM
Adjusted non-interest income (non-GAAP)	F	$ 576	$ 535	$ 550	$ 606	$ 640	41	7.7 %	$ (64)	(10.0)%
Total revenue	C+E=G	$ 1,957	$ 1,951	$ 2,001	$ 1,867	$ 1,748	$ 6	0.3 %	$ 209	12.0 %
Adjusted total revenue (non-GAAP)	C+F=H	$ 1,957	$ 1,952	$ 1,951	$ 1,868	$ 1,748	$ 5	0.3 %	$ 209	12.0 %
Total revenue, taxable-equivalent basis	D+E=I	$ 1,969	$ 1,964	$ 2,014	$ 1,879	$ 1,759	$ 5	0.3 %	$ 210	11.9 %
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=J	$ 1,969	$ 1,965	$ 1,964	$ 1,880	$ 1,759	$ 4	0.2 %	$ 210	11.9 %
Efficiency ratio (GAAP)	A/I	56.4 %	52.3 %	50.5 %	62.3 %	53.9 %				
Adjusted efficiency ratio (non-GAAP)	B/J	56.4 %	52.2 %	51.6 %	52.6 %	54.2 %				
Fee income ratio (GAAP)	E/I	29.3 %	27.2 %	29.8 %	32.2 %	36.4 %				
Adjusted fee income ratio (non-GAAP)	F/J	29.3 %	27.2 %	28.0 %	32.2 %	36.4 %				

NM - Not Meaningful

REGIONS 28

29 Non-GAAP reconciliation NII, non-interest income/expense, and efficiency ratio Twelve Months Ended December 31 ($ amounts in millions) 2022 Non-interest expense (GAAP) A $ 4,068 Adjustments: Branch consolidation, property and equipment charges (3) Professional, legal and regulatory expenses (179) Adjusted non-interest expense (non-GAAP) B $ 3,886 Net interest income (GAAP) C $ 4,786 Taxable-equivalent adjustment 47 Net interest income, taxable-equivalent basis D $ 4,833 Non-interest income (GAAP) E $ 2,429 Adjustments: Securities (gains) losses, net 1 Leveraged lease termination gains (1) Insurance proceeds (50) Adjusted non-interest income (non-GAAP) F $ 2,379 Total revenue C+E= G $ 7,215 Adjusted total revenue (non-GAAP) C+F=H $ 7,165 Total revenue, taxable-equivalent basis D+E=I $ 7,262 Adjusted total revenue, taxable-equivalent basis (non-GAAP) D+F=J $ 7,212 Efficiency ratio (GAAP) A/I 56.0 % Adjusted efficiency ratio (non-GAAP) B/J 53.9 % Fee income ratio (GAAP) E/I 33.5 % Adjusted fee income ratio (non-GAAP) F/J 33.0%

30 Quarter Ended ($ amounts in millions) 6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 RETURN ON AVERAGE TANGIBLE COMMON SHAREHOLDERS' EQUITY Net income available to common shareholders (GAAP) A $ 556 $ 588 $ 660 $ 404 $ 558 Average shareholders' equity (GAAP) $ 16,892 $ 16,457 $ 15,442 $ 16,473 $ 16,404 Less: Average intangible assets (GAAP) 5,966 5,977 5,996 6,019 6,034 Average deferred tax liability related to intangibles (GAAP) (104) (103) (105) (104) (101) Average preferred stock (GAAP) 1,659 1,659 1,659 1,659 1,659 Average tangible common shareholders' equity (non-GAAP) B $ 9,371 $ 8,924 $ 7,892 $ 8,899 $ 8,812 Less: Average AOCI, after-tax (2,936) (3,081) (3,535) (2,213) (1,921) Average tangible common shareholders' equity excluding AOCI (non- GAAP) C $ 12,307 $ 12,005 $ 11,427 $ 11,112 $ 10,733 Return on average tangible common shareholders' equity (non-GAAP) A/B 23.82% 26.70% 33.20% 18.02% 25.40 % Return on average tangible common shareholders' equity excluding AOCI (non-GAAP) A/C 18.14% 19.85% 22.91% 14.42% 20.85 % Non-GAAP reconciliation Return on average tangible common shareholders' equity

31 Forward-Looking Statements This presentation may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objectives,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. Forward-looking statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve (in particular the Southeastern United States), including the effects of possible declines in property values, increases in interest rates and unemployment rates, inflation, financial market disruptions and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions. • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our businesses and our financial results and conditions. • Changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity. • Volatility and uncertainty related to inflation and the effects of inflation, which may lead to increased costs for businesses and consumers and potentially contribute to poor business and economic conditions generally. • The impact of pandemics, including the COVID-19 pandemic, on our businesses, operations, and financial results and conditions. The duration and severity of any pandemic could disrupt the global economy, adversely affect our capital and liquidity position, impair the ability of borrowers to repay outstanding loans and increase our allowance for credit losses, impair collateral values, and result in lost revenue or additional expenses. • Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in tax law, adverse changes in the economic environment, declining operations of the reporting unit or other factors. • The effect of new tax legislation and/or interpretation of existing tax law, which may impact our earnings, capital ratios, and our ability to return capital to shareholders. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, credit loss provisions or actual credit losses where our allowance for credit losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage-backed securities due to declining interest rates, and the related acceleration of premium amortization on those securities. • Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Rising interest rates could negatively impact the value of our portfolio of investment securities. • The loss of value of our investment portfolio could negatively impact market perceptions of us. • The effects of social media on market perceptions of us and banks generally. • Volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital. • Our ability to effectively compete with other traditional and non-traditional financial services companies, including fintechs, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are. • Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue. Forward-looking statements

32 • Our inability to keep pace with technological changes, including those related to the offering of digital banking and financial services, could result in losing business to competitors. • Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, such as special FDIC assessments, any new long-term debt requirements, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, including as a result of the changes in U.S. presidential administration, control of the U.S. Congress, and changes in personnel at the bank regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our capital actions, including dividend payments, common stock repurchases, or redemptions of preferred stock, must not cause us to fall below minimum capital ratio requirements, with applicable buffers taken into account, and must comply with other requirements and restrictions under law or imposed by our regulators, which may impact our ability to return capital to shareholders. • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition and market perceptions of us could be negatively impacted. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results. • Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our businesses. • Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and nonfinancial benefits relating to our strategic initiatives. • The risks and uncertainties related to our acquisition or divestiture of businesses and risks related to such acquisitions, including that the expected synergies, cost savings and other financial or other benefits may not be realized within expected timeframes, or might be less than projected; and difficulties in integrating acquired businesses. • The success of our marketing efforts in attracting and retaining customers. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Fraud or misconduct by our customers, employees or business partners. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • Inability of our framework to manage risks associated with our businesses, such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively. • Our ability to identify and address operational risks associated with the introduction of or changes to products, services, or delivery platforms. • Dependence on key suppliers or vendors to obtain equipment and other supplies for our businesses on acceptable terms. • The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • The effects of geopolitical instability, including wars, conflicts, civil unrest, and terrorist attacks and the potential impact, directly or indirectly, on our businesses. Forward-looking statements (continued)

33 • The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage (specifically in the Southeastern United States), which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and frequency of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries. • Our ability to identify and address cyber-security risks such as data security breaches, malware, ransomware, “denial of service” attacks, “hacking” and identity theft, including account take-overs, a failure of which could disrupt our businesses and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation. • Our ability to achieve our expense management initiatives. • Market replacement of LIBOR and the related effect on our LIBOR-based financial products and contracts, including, but not limited to, derivative products, debt obligations, deposits, investments, and loans. • Possible downgrades in our credit ratings or outlook could, among other negative impacts, increase the costs of funding from capital markets. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses. • Our ability to receive dividends from our subsidiaries, in particular Regions Bank, could affect our liquidity and ability to pay dividends to shareholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect. • Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated. • The effects of anti-takeover laws and exclusive forum provision in our certificate of incorporation and bylaws. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. • Other risks identified from time to time in reports that we file with the SEC. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2022 and in Regions’ subsequent filings with the SEC. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law. Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Jeremy King at (205) 264-4551. Forward-looking statements (continued)

34 ®